Exhibit T3A-22.1

THE UNDERSIGNED:

GERARD CHRISTOFFEL ANTONIUS SMEETS, a civil law notary of Curaçao, Netherlands Antilles,

DOES HEREBY CERTIFY:

that a copy of the articles of association of the Company as currently in force and effect is attached hereto;

"Digicel (Curaçao) Holdings B.V."

a corporation organized under the laws of the Netherlands Antilles and established in Curaçao, Netherlands Antilles.

Curaçao, Netherlands Antilles, 23 February 2005.

ARTICLES OF INCORPORATION

DEFINITIONS

Article 1

In these articles of association the following expressions shall have the following meanings:

a. **"Annual Accounts"**: the Company's annual accounts, consisting of a balance sheet, a profit and loss account and explanatory notes;
b. **"Annual Meeting"**: the Shareholders' Meeting held for, among other things, the purpose of discussing and approving the Annual Accounts;
c. **"Articles"**: these articles of association of the Company, as amended from time to time;
d. **"Board of Directors"**: the Board of Directors of the Company, which shall include the Director, or if there is more than one Director in office, the Directors acting jointly, unless expressly otherwise provided herein;
e. **"Company"**: Digicel (Curaçao) Holdings B.V., a private limited liability company, organized under the laws of the Netherlands Antilles, having its seat at Curaçao, Netherlands Antilles;
f. **"Director"**: any member of the Board of Directors;
g. **"Equity"**: the sum of the following components in the capital of the Company:
   (i) the Nominal Capital;
   (ii) paid-up share premium;
   (iii) retained earnings; and
   (iv) other reserves.
h. **"General Meeting"**: the corporate body formed by the Shareholders;
i. **"Nominal Capital"**: the sum of the nominal value of the issued and outstanding Shares at any time;
j. **"Shareholders"**: holders of title to Shares from time to time for as long as they hold such Shares;
k. **"Shareholders' Meeting"**: a meeting of the Shareholders;
l. **"Shares"**: the shares in the capital of the Company;

NAME AND DOMICILE

Article 2

1. The name of the Company is: **"Digicel (Curaçao) Holdings B.V."**.
2. The Company is established and has its corporate seat in Curaçao, Netherlands Antilles and may have branches and/or branch-offices elsewhere.
3. The Board of Directors shall be empowered with the prior approval from the General Meeting, to transfer in trust all or any part of the assets of the Company without consideration to one or more trustees located in any jurisdiction who shall hold such assets for the benefit of the Company and/or for the benefit of the other persons who have a direct or indirect economic interest in the Company, upon such terms and conditions as the General Meeting shall determine.

4. In accordance with article 304 of Book 2 of the Civil Code of the Netherlands Antilles, the Company may convert itself in an entity under foreign law, provided that the existence of the Company will not end as a result of the conversion according to the law governing such foreign legal entity. ——

OBJECTS ——

Article 3 ——

1. The objects of the Company are: ——
   a. to participate in, to manage and to finance enterprises and companies, and to enter into joint ventures; ——
   b. to invest its assets in securities, including shares and other certificates of participation and bonds, as well as other claims for interest bearing debts however denominated and in any and all forms; ——
   c. to acquire and to exploit intellectual and industrial property rights, know-how, copy-rights, trade-marks, to enter into royalty-agreements, to acquire and to grant licenses and sub-licenses and to enter into franchise-contracts; ——
   d. to render financial and administrative services and to represent and look after the interests of third parties; ——
   e. to take over liabilities of companies which form together with the company one group of companies or which are related in any way with the company, and to guarantee the obligations and liabilities of such companies and to provide security for the fulfillment of such obligations; ——
   f. to guarantee or otherwise secure, and to transfer in ownership, to mortgage, to pledge or otherwise to encumber assets as security for the obligations of the Company and for the obligations of third parties; ——
   g. to be engaged in other activities of financial nature. ——
2. The Company is entitled to do all that may be useful or necessary for the attainment of its objects or that is connected therewith in the widest sense. ——

CAPITAL AND SHARES ——

Article 4 ——

1. The capital of the Company is divided into Shares with a nominal value of one United States Dollar (US$ 1.00) each. ——
2. At all times one (1) Share shall remain outstanding with a party other than the Company itself. ——
3. Fractional Shares may be issued. ——

SHARE ISSUE ——

Article 5 ——

1. All Shares shall be registered Shares. ——
2. The Shares to be issued following the incorporation of the Company can only be issued through a written deed of issue between the Company and the relevant prospective Shareholder. ——
3. When issuing Shares, the Company shall not be entitled to subscribe for Shares. ——
4. The Shares shall be issued pursuant to a resolution of the General Meeting. ——
5. The resolution of the General Meeting for the issue of Shares shall stipulate the price and further conditions of issue. In no event shall any Shares be issued at a price lower than the nominal value thereof. ——

6. A Share shall be issued only if the total price per such Share, as referred to in paragraph 5 of this article, shall have been paid in full.
7. Payment for a Share must be made in cash, insofar as no other manner of payment has been agreed.
8. No Shareholder shall have as such Shareholder any preferential or preemptive right to purchase or subscribe for any Shares or any securities convertible into or exchangeable for Shares with the Company.

SHARE CERTIFICATES

Article 6

1. A share certificate shall be issued only upon the written request to the Company by a Shareholder. Share certificates shall be issued and signed on behalf of the Company by the Board of Directors.
2. If any Shareholder has proven to the satisfaction of the Board of Directors that any share certificate belonging to him has been mutilated, mislaid or destroyed, then, upon such Shareholder's written request, a duplicate may be issued under such conditions and indemnities as the Board of Directors shall determine. The duplicate share certificate shall note that such share certificate is a duplicate. Any mutilated share certificate must be delivered to the Board before a duplicate share certificate can be issued.

SHARE REGISTER

Article 7

1. The Board of Directors shall keep a share register recording the names and addresses of all Shareholders and issue of share certificates, as well as the number of their Shares, and for each Share: the amount paid thereon, the voting rights pertaining thereto, any additional payment obligations pertaining thereto, the date of acquisition thereof, the transfer thereof, the date of such transfer and all further information as may be prescribed by article 109 of Book 2 of the Civil Code of the Netherlands Antilles.
2. Each Shareholder is required to give written notice of its address to the Company. If a Shareholder shall fail to furnish the Company with his address, notices to be delivered to such Shareholders pursuant to the Articles shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*.
3. The share register shall be kept accurate and up to date. Each transfer, succession under general title, encumbrance and assignment of the rights of a Share shall be entered in the share register and shall be dated and signed by or on behalf of the Board of Directors.
4. Each shareholder shall at all times be entitled to inspect the share register.
5. Without prejudice to the foregoing the Company shall not be bound to recognize any right of any person with respect to, or any interest of any person in its Shares other than a person accepted by it, unless the transfer of any such right to such a person has been effected in accordance with article 8 of these Articles.

TRANSFER AND ENCUMBRANCE OF SHARES

Article 8

1. The transfer of Shares, as well as the creation or transfer of a limited right thereon, shall be effected through a written deed of transfer signed by or on behalf of the Shareholder and the transferee(s) and either (a) by serving that deed of transfer upon the Company or (b) trough the acknowledgement of the transfer by the Company. The acknowledgement shall be in writing on the deed of transfer, signed by a Director or by one or more other persons thereto designated by the Board of Directors, or shall be a written confirmation by the Company

addressed to the transferee(s). In the event a share certificate has been issued for the transferred Share(s), the acknowledgement shall be in writing on the share certificate concerned.

2. It may be stipulated at the creation of a right of usufruct or a right of pledge or in a supplementary deed between the shareholder and the usufructee or the pledgee that the rights attaching to the shares shall belong to the usufructee or the pledgee, whether or not conditionally and whether in whole or in part.

REPURCHASE OF SHARES

Article 9

1. With due observance of article 214 of Book 2 of the Civil Code of the Netherlands Antilles and article 8 paragraph 1 of these Articles, the Company may acquire for its own account for valid consideration fully paid up Shares provided that at all times at least one (1) Share remains issued and outstanding with a party other than the Company itself and provided that the Equity at the time of acquisition at least equals the Nominal Capital and as a result of the acquisition the Equity will not fall below the Nominal Capital. The authority to such acquisition is vested in the General Meeting.
2. The alienation of Shares held by the Company can only be effected following the prior approval from the General Meeting.
3. No voting rights or other Shareholders' rights can be exercised by the Company in respect of Shares held by it. Any such Shares shall not be taken into account when establishing a quorum or a majority within the scope of a resolution of the General Meeting.
4. The Board of Directors may, without instruction or authorization of the General Meeting, decide to cancel Shares held by the Company.

REPAYMENT

Article 10

The Board of Directors may, with the prior approval from the General Meeting, decide, per Share to make in whole or in part repayments thereon, provided that the Equity at the time of the repayment shall be in excess of, or would as result thereof become not less than, the Nominal Capital.

MANAGEMENT

Article 11

1. The management of the Company is commissioned to a Board of Directors, consisting of one or more Directors. Legal entities may also be appointed as Directors.
2. The Directors shall be appointed by the General Meeting and may at any time be suspended or removed from office by the General Meeting. Such suspension shall end in case the Director concerned shall not be dismissed within two (2) months after the day of the suspension, whereupon the Directors concerned shall resume his normal duties.
3. The Board of Directors has the authority to grant personal titles to the Directors, such as chairman, vice-chairman, treasurer and secretary.
4. Any member of the Board of Directors may resign at any time by giving written notice hereof to the chairman of the Board of Directors or, in his absence, to all the members of the Board of Directors then in office. Any such resignation shall take effect as from the date on which the notice is received by the person or persons to whom it is addressed or at a later time as stated therein. Unless otherwise indicated in the notice, the acceptance of the resignation shall not be required to make it effective.

5. In case all Directors or the only Director are (is) prevented from or are (is) incapable of acting as such, the person appointed thereto by the General Meeting will be temporarily charged with the management, who will as soon as possible call a Shareholders' Meeting in order to provide for a definite provision in the management. As long as this has not been done the acts of management by the person appointed shall be limited to those which cannot be postponed. ——
6. The appointment conditions of and the remuneration to be granted to each of the Directors shall be determined by the General Meeting. ——

DUTIES AND OBLIGATIONS OF THE BOARD OF DIRECTORS ——

Article 12 ——

1. The Board of Directors shall be obliged to conduct an administration of the Company's financial position and of everything relating to its activities, in such a manner and to keep the pertaining books, records and other data carriers in such a manner as to make it possible for the Company's rights and obligations to be known at all times. ——
2. Every Director is obliged towards the Company to properly perform his duties within the scope of his position. ——
3. The Board of Directors may determine the duties with which each Director will be charged in particular. The Board of Directors can also limit the competencies of one or more Directors. ——
4. Notwithstanding paragraph 3 of this article, every Director shall be responsible for the general course of affairs and shall as much as possible cooperate in averting the consequences of any damage-causing act, even if the matter does not concern his position. —
5. The liability with respect to the provisions in the foregoing paragraphs of this article is a several liability for all Directors, However, a Director who can prove that, also in view of his position and the period during which he has been in office, any damage-causing act is not imputable to him and that he has not been negligent in taking measures to avert the consequences of said fact, shall not be held liable therefore. ——
6. If, in case of bankruptcy of the Company, an action is initiated by the trustee, then the Director shall not be entitled to invoke acquittance by the Company in whatever form. Nor shall the Director, in that event, be entitled to invoke a set-off against a claim upon the Company. ——

REPRESENTATION BY THE BOARD OF DIRECTORS ——

Article 13 ——

1. The Company shall be represented in and out of court by each of the Directors separately, also in the event of a conflict between the interests of the Company and those of one or more Directors, either in a private capacity or qualitate qua. The authority of a Director to represent the Company can be limited by the limitations as referred to in article 12 paragraph 2 of these Articles. ——
2. Notwithstanding paragraph 1 of this article, the General Meeting shall at all times have the authority to appoint one or more persons as special representative of the Company in the event of a conflict between the interests of the Company and one or more Directors. —
3. The Director who knows or ought to understand that in respect of a proposed legal act there is a question of a conflict between the interests of the Company and himself, shall ensure as much as possible that the General Meeting shall be informed hereof in time. —

4. Without prejudice to its responsibility the Board of Directors has the authority to appoint attorneys-in-fact, to determine their authorities and the manner in which they are to represent the Company and sign on its behalf. ——

MEETINGS OF THE BOARD OF DIRECTORS ——

Article 14 ——

1. Meetings of the Board of Directors may be held within or outside the Netherlands Antilles. ——
2. Meetings of the Board of Directors may be convened by any of the Directors by means of notice to each Director personally or by e-mail or telefax on two (2) days' notice, which notice shall state the time and place of the meeting. ——
3. The Board of Directors can also convene by means of a telephone conference or other means of electronic communication through which all Directors may simultaneously communicate. ——
4. A Director may designate, either by letter or by e-mail or telefax, a proxy who shall act in its name at a meeting of the Board of Directors. Such proxy shall be restricted, however, to the particular meeting and may only name another member of the Board of Directors as representative. ——
5. A Director may act as proxy for more than one fellow Director at any meeting of the Board of Directors. ——
6. Any Director may waive, in writing, its right to be convened to a meeting of the Board of Directors by way of a written notice signed by him or by his proxy. Any Director who is present or represented at the meeting shall be deemed to have made a waiver as aforementioned. ——
7. A majority of the members of the Board of Directors, acting in person or by proxy, shall constitute a quorum for the adoption of resolutions. ——
8. If not already appointed pursuant to article 11 paragraph 3 of these Articles, the Board of Directors shall elect a chairman from its midst and may, if so desired, elect a secretary who may but need not be a member of the Board of Directors. ——
9. Resolutions of the Board of Directors shall be adopted by the votes of a majority of the members present or represented by a proxy at a meeting. In the event of a tie vote, the chairman shall have the casting vote. ——
10. A written resolution, signed by all Directors and taken without a meeting being held, shall have the same effect as a resolution validly adopted at a meeting duly called and held. ——
11. Minutes shall be kept of all meetings of the Board of Directors which shall be signed by the chairman of the meeting or another person thereto authorized by the Board of Directors. ——
12. The signed resolutions of the Board of Directors shall be kept for ten (10) years. ——

SHAREHOLDERS' MEETINGS ——

Article 15 ——

1. All Shareholders' Meetings shall be held in Curaçao, Netherlands Antilles. ——
2. Shareholders' Meetings shall be presided over by the chairman who shall be appointed for that purpose at the meeting. ——
3. Every year an Annual Meeting shall be held. ——
4. The agenda for the Annual Meeting shall, inter alia, contain the following points for discussion: ——

(a) the annual report; —

(b) approval of the Annual Accounts; —

(c) distribution or reserve of the profits, if any, and/or other distributions to the charge of the Equity as appearing from the Annual Accounts; —

(d) release from all liability of the Directors in respect of the acts of the Board of Directors performed in good faith of which acts the Shareholders have been informed and which are thus approved; —

(e) filling of any vacancies; —

(f) appointment of the person referred to in article 11 paragraph 5 of these Articles; and —

(g) any other proposals brought up by the Board of Directors or by the Shareholder(s) representing in the aggregate at least ten percent (10%) of the Nominal Capital and announced with due observance of article 16 paragraph 3 of these Articles. —

CONVOCATION OF SHAREHOLDERS' MEETINGS —

Article 16 —

1. Shareholders' Meetings may be convened by any member of the Board of Directors. —
2. Each Shareholder entitled to vote at a Shareholders' Meeting may request the Board of Directors to convene a Shareholders' Meeting, provided such Shareholder has - or such Shareholders have - a reasonable interest in doing so. If the Board of Directors should fail to act upon any such request within seven (7) days from the day on which the request shall have reached the Board of Directors, the applicants themselves may proceed to convocation. With a view hereto, the Board of Directors shall allow the applicants to inspect the share register. At the convening of the Shareholders' Meeting by the Shareholders, subjects other than those as initially indicated to the Board of Directors shall not be listed for discussion. —
3. The notices convening the Shareholders' Meetings shall state the matters to be dealt with as well as the day, place and hour of the meeting. These notices shall be sent by mail to each Shareholder at least five (5) days prior to the day of the meeting, excluding the days of the convocation and of the meeting, at his address as stated in the share register. In the event that no address of a Shareholder is known, the invitation shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*. —
4. The notices convening the Shareholders' Meeting and the documents pertaining thereto shall also be sent to each Director. —

WAIVER OF FORMALITIES —

Article 17 —

As long as the Nominal Capital is represented at a Shareholders' Meeting, valid resolutions can be adopted on all subjects brought up for discussion, even if the formalities prescribed by law or these Articles for the convocation, the contents of the notice and holding of Shareholders' Meetings have not been complied with, provided that such resolutions are adopted unanimously. —

VOTING RIGHTS, RECORDS —

Article 18 —

1. Each Shareholder shall be entitled to attend the Shareholders' Meeting, to address the meeting and to exercise its voting rights, if any. —
2. One (1) vote may be cast for each Share. —
3. All resolutions of the General Meeting shall be adopted by absolute majority of votes, except where otherwise provided by these Articles. —

4. No votes may be cast in a Shareholders' Meeting in respect of Shares belonging to the Company. Voting rights may be exercised on Shares belonging to a legal entity in which the Company, as a result of voting rights, either directly or indirectly has or may exercise control.
5. Shareholders may cause themselves to be represented at a Shareholders' Meeting by a proxy authorized in writing. The expression "in writing" shall include any message transmitted by current means of written communication, including by, or as an attachment to, an e-mail message.
6. Each Shareholder or its proxy shall sign the attendance list.
7. Each Director has an advisory opinion in the Shareholders' Meeting and when adopting resolutions of the General Meeting.
8. Minutes shall be kept of the proceedings at all Shareholders' Meetings by a secretary to be designated by the chairman of the meeting. The minutes shall be adopted by the chairman of the meeting and the secretary and shall be signed by them as evidence thereof.
9. The chairman of the meeting or the person who has convened the meeting may determine that notarial minutes shall be drawn up of the proceedings of the meeting..The notarial minutes shall be co-signed by the chairman of the meeting.
10. The signed minutes shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the minutes.

SHAREHOLDERS RESOLUTIONS OUTSIDE A MEETING

Article 19

1. Valid resolutions of the General Meeting may also be adopted by casting votes in writing outside a Shareholders' Meeting, provided that all Shareholders entitled to vote have cast a vote and all Shareholders and Directors have received in time a notice of the intention to adopt a resolution without a meeting being held.
2. The signed resolution shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the resolution.

FINANCIAL YEAR

Article 20

The financial year of the Company from the first day of April up to and including the thirty-first day of March.

ANNUAL ACCOUNTS

Article 21

1. Every year, within eight (8) months after the close of the Company's financial year, save for an extension of this term with a maximum of six (6) months by the General Meeting on the grounds of special circumstances, the Board of Directors shall draw up the Annual Accounts and the annual report. The Annual Accounts shall be signed by all Directors. If the signature of any one of them should be lacking, the reason thereof shall be stated on these documents.
2. The Annual Accounts shall be drawn up in accordance with standards that are generally applicable and shall provide such insight that a well informed judgment can be formed about the assets of the Company and the profits, as well as, to the extent the nature of Annual Accounts would so allow, the solvency and liquidity of the Company.

3. The Annual Accounts shall be presented to the General Meeting for approval and shall be available for inspection by the Shareholders or their proxies at the Company's office as from the day of the summoning to the Annual Meeting up to the end of such meeting. —
4. No Shareholder shall have the right to inspect any account, book, document or record of the Company save as conferred by the laws of the Netherlands Antilles, unless and until an authorization for this shall have been granted by resolution of the Board of Directors or of the General Meeting. —

DISTRIBUTIONS —

Article 22 —

1. The profit, which shall be understood to be the net profit shown by the Annual Accounts as approved by the General Meeting, shall be entirely at the disposal of the General Meeting for distribution or reservation. The General Meeting may also resolve as to the paying of any other distributions to the charge of the Equity as appearing from such annual accounts. —
2. Dividends shall be paid after approval of the Annual Accounts from which it appears that payment is permissible, provided that the General Meeting has approved such dividends. -
3. The Board of Directors may at any time declare one or more interim-dividends as an advance payment of expected dividends. —
4. Notwithstanding any of the above, the Company shall not make any distributions if the Equity is less or shall become less than the amount of the Nominal Capital as a result of such distribution. —

AMENDMENT OF THE ARTICLES OF THE COMPANY —

Article 23 —

The General Meeting may amend these Articles. The notice convening the Shareholders' Meeting shall set forth the exact wording of the proposed amendment(s) or shall state that a copy of such wording has been deposited at the office of the Company in Curaçao for inspection by the Shareholders and shall remain available for inspection until the conclusion of said meeting. —

DISSOLUTION OF THE COMPANY —

Article 24 —

1. The General Meeting may dissolve the Company. —
2. In the event that the Company is dissolved, the Board of Directors shall be charged with the liquidation of the business of the Company, unless the General Meeting appoints another person or entity as liquidator. Following its dissolution, the object of the Company shall be the liquidation of its assets and all such things as may be useful therefore. —
3. All written documents originating from the Company shall state the words "in liquidatie" or the translation thereof in any language as coming into consideration for this, written in full and added, at the end, to the name of the Company. —
4. Upon liquidation the liquidation balance will be applied in the following order: —
   a. payment of the creditors of the Company; —
   b. establishment of reserves for anticipated liabilities; —
   c. payment of the remaining balance to the Shareholders. —
5. During ten (10) years from the end of the liquidation the Company's books and records shall remain in the custody of the liquidator of the Company or the custodian designated thereto by the judge at the liquidator's request. —

MB/ea

Upon this ninth day of February two thousand and five appears before me, Gerard Christoffel Antonius Smeets, a Civil Law Notary of Curaçao, the Netherlands Antilles: ——

Maike Bergervoet, with office address at Julianaplein 5, Curaçao, Netherlands Antilles, married, born on the twenty-ninth day of January nineteenhundred seventy-six at Zeeland, The Netherlands,——

in these presents acting in her capacity of proxy authorized in writing of: ——

Digicel International Finance Limited - IBC, an International Business Company incorporated under the laws of Saint Lucia, established and having its place of business at Corporate Services St Lucia 1996 (Ltd.), Pointe Seraphine, Castries, St Lucia, registered under Company number 2004 – 00370, hereinafter referred to as: the "**Incorporator**". ——

Said proxy is evidenced by a private deed of proxy, which – after having been authenticated and signed in accordance with the law – will be attached to this deed. ——

Said proxy has sufficiently been evidenced to me.——

The appearer, acting as aforementioned, hereby declares that the Incorporator, by these presents incorporates a private limited liability company ("*besloten vennootschap*"), which is constituted under the following provisions: ——

"DEFINITIONS ——

Article 1 ——

In these articles of association the following expressions shall have the following meanings: –

a. "**Annual Accounts**": the Company's annual accounts, consisting of a balance sheet, a profit and loss account and explanatory notes; ——

b. "**Annual Meeting**": the Shareholders' Meeting held for, among other things, the purpose of discussing and approving the Annual Accounts; ——

c. "**Articles**": these articles of association of the Company, as amended from time to time; ——

d. "**Board of Directors**": the Board of Directors of the Company, which shall include the Director, or if there is more than one Director in office, the Directors acting jointly, unless expressly otherwise provided herein; ——

e. "**Company**": Digicel (Curaçao) Holdings B.V., a private limited liability company, organized under the laws of the Netherlands Antilles, having its seat at Curaçao, Netherlands Antilles; ——

f. "**Director**": any member of the Board of Directors; ——

g. "**Equity**": the sum of the following components in the capital of the Company: ——
   (i) the Nominal Capital; ——
   (ii) paid-up share premium; ——
   (iii) retained earnings; and ——
   (iv) other reserves. ——

h. "**General Meeting**": the corporate body formed by the Shareholders; ——

i. "**Nominal Capital**": the sum of the nominal value of the issued and outstanding Shares at any time; ——

j. "**Shareholders**": holders of title to Shares from time to time for as long as they hold such Shares; ———

k. "**Shareholders' Meeting**": a meeting of the Shareholders; ———

l. "**Shares**": the shares in the capital of the Company; ———

NAME AND DOMICILE ———

Article 2 ———

1. The name of the Company is: "**Digicel (Curaçao) Holdings B.V.**". ———
2. The Company is established and has its corporate seat in Curaçao, Netherlands Antilles and may have branches and/or branch-offices elsewhere. ———
3. The Board of Directors shall be empowered with the prior approval from the General Meeting, to transfer in trust all or any part of the assets of the Company without consideration to one or more trustees located in any jurisdiction who shall hold such assets for the benefit of the Company and/or for the benefit of the other persons who have a direct or indirect economic interest in the Company, upon such terms and conditions as the General Meeting shall determine. ———
4. In accordance with article 304 of Book 2 of the Civil Code of the Netherlands Antilles, the Company may convert itself in an entity under foreign law, provided that the existence of the Company will not end as a result of the conversion according to the law governing such foreign legal entity. ———

OBJECTS ———

Article 3———

1. The objects of the Company are: ———
   a. to participate in, to manage and to finance enterprises and companies, and to enter into joint ventures; ———
   b. to invest its assets in securities, including shares and other certificates of participation and bonds, as well as other claims for interest bearing debts however denominated and in any and all forms; ———
   c. to acquire and to exploit intellectual and industrial property rights, know-how, copy-rights, trade-marks, to enter into royalty-agreements, to acquire and to grant licenses and sub-licenses and to enter into franchise-contracts; ———
   d. to render financial and administrative services and to represent and look after the interests of third parties; ———
   e. to take over liabilities of companies which form together with the company one group of companies or which are related in any way with the company, and to guarantee the obligations and liabilities of such companies and to provide security for the fulfillment of such obligations; ———
   f. to guarantee or otherwise secure, and to transfer in ownership, to mortgage, to pledge or otherwise to encumber assets as security for the obligations of the Company and for the obligations of third parties; ———
   g. to be engaged in other activities of financial nature. ———
2. The Company is entitled to do all that may be useful or necessary for the attainment of its objects or that is connected therewith in the widest sense. ———

CAPITAL AND SHARES ———

Article 4 ———

1. The capital of the Company is divided into Shares with a nominal value of one United States Dollar (US$ 1.00) each. ———

2. At all times one (1) Share shall remain outstanding with a party other than the Company itself.
3. Fractional Shares may be issued.

SHARE ISSUE

Article 5

1. All Shares shall be registered Shares.
2. The Shares to be issued following the incorporation of the Company can only be issued through a written deed of issue between the Company and the relevant prospective Shareholder.
3. When issuing Shares, the Company shall not be entitled to subscribe for Shares.
4. The Shares shall be issued pursuant to a resolution of the General Meeting.
5. The resolution of the General Meeting for the issue of Shares shall stipulate the price and further conditions of issue. In no event shall any Shares be issued at a price lower than the nominal value thereof.
6. A Share shall be issued only if the total price per such Share, as referred to in paragraph 5 of this article, shall have been paid in full.
7. Payment for a Share must be made in cash, insofar as no other manner of payment has been agreed.
8. No Shareholder shall have as such Shareholder any preferential or preemptive right to purchase or subscribe for any Shares or any securities convertible into or exchangeable for Shares with the Company.

SHARE CERTIFICATES

Article 6

1. A share certificate shall be issued only upon the written request to the Company by a Shareholder. Share certificates shall be issued and signed on behalf of the Company by the Board of Directors.
2. If any Shareholder has proven to the satisfaction of the Board of Directors that any share certificate belonging to him has been mutilated, mislaid or destroyed, then, upon such Shareholder's written request, a duplicate may be issued under such conditions and indemnities as the Board of Directors shall determine. The duplicate share certificate shall note that such share certificate is a duplicate. Any mutilated share certificate must be delivered to the Board before a duplicate share certificate can be issued.

SHARE REGISTER

Article 7

1. The Board of Directors shall keep a share register recording the names and addresses of all Shareholders and issue of share certificates, as well as the number of their Shares, and for each Share: the amount paid thereon, the voting rights pertaining thereto, any additional payment obligations pertaining thereto, the date of acquisition thereof, the transfer thereof, the date of such transfer and all further information as may be prescribed by article 109 of Book 2 of the Civil Code of the Netherlands Antilles.
2. Each Shareholder is required to give written notice of its address to the Company. If a Shareholder shall fail to furnish the Company with his address, notices to be delivered to such Shareholders pursuant to the Articles shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*.

3. The share register shall be kept accurate and up to date. Each transfer, succession under general title, encumbrance and assignment of the rights of a Share shall be entered in the share register and shall be dated and signed by or on behalf of the Board of Directors. —
4. Each shareholder shall at all times be entitled to inspect the share register. ——
5. Without prejudice to the foregoing the Company shall not be bound to recognize any right of any person with respect to, or any interest of any person in its Shares other than a person accepted by it, unless the transfer of any such right to such a person has been effected in accordance with article 8 of these Articles. ——

TRANSFER AND ENCUMBRANCE OF SHARES ——

Article 8 ——

1. The transfer of Shares, as well as the creation or transfer of a limited right thereon, shall be effected through a written deed of transfer signed by or on behalf of the Shareholder and the transferee(s) and either (a) by serving that deed of transfer upon the Company or (b) trough the acknowledgement of the transfer by the Company. The acknowledgement shall be in writing on the deed of transfer, signed by a Director or by one or more other persons thereto designated by the Board of Directors, or shall be a written confirmation by the Company addressed to the transferee(s). In the event a share certificate has been issued for the transferred Share(s), the acknowledgement shall be in writing on the share certificate concerned. ——
2. A right of usufruct or a right of pledge may be vested on the Shares, provided that the Company will not be under the obligation to honor any voting rights or rights of distribution of the usufructee or pledgee and provided further that the Company for the purposes of recognizing ownership, the rights to vote and the rights to receive dividends and notices or for any other matter relating to a "shareholder" as set out in these Articles, shall only recognize the registered owner of the Shares. ——

REPURCHASE OF SHARES ——

Article 9 ——

1. With due observance of article 214 of Book 2 of the Civil Code of the Netherlands Antilles and article 8 paragraph 1 of these Articles, the Company may acquire for its own account for valid consideration fully paid up Shares provided that at all times at least one (1) Share remains issued and outstanding with a party other than the Company itself and provided that the Equity at the time of acquisition at least equals the Nominal Capital and as a result of the acquisition the Equity will not fall below the Nominal Capital. The authority to such acquisition is vested in the General Meeting. ——
2. The alienation of Shares held by the Company can only be effected following the prior approval from the General Meeting. ——
3. No voting rights or other Shareholders' rights can be exercised by the Company in respect of Shares held by it. Any such Shares shall not be taken into account when establishing a quorum or a majority within the scope of a resolution of the General Meeting. ——
4. The Board of Directors may, without instruction or authorization of the General Meeting, decide to cancel Shares held by the Company. ——

REPAYMENT ——

Article 10 ——

The Board of Directors may, with the prior approval from the General Meeting, decide, per Share to make in whole or in part repayments thereon, provided that the Equity at the time of

the repayment shall be in excess of, or would as result thereof become not less than, the Nominal Capital. ——

MANAGEMENT ——

Article 11 ——

1. The management of the Company is commissioned to a Board of Directors, consisting of one or more Directors. Legal entities may also be appointed as Directors. ——
2. The Directors shall be appointed by the General Meeting and may at any time be suspended or removed from office by the General Meeting. Such suspension shall end in case the Director concerned shall not be dismissed within two (2) months after the day of the suspension, whereupon the Directors concerned shall resume his normal duties. ——
3. The Board of Directors has the authority to grant personal titles to the Directors, such as chairman, vice-chairman, treasurer and secretary. ——
4. Any member of the Board of Directors may resign at any time by giving written notice hereof to the chairman of the Board of Directors or, in his absence, to all the members of the Board of Directors then in office. Any such resignation shall take effect as from the date on which the notice is received by the person or persons to whom it is addressed or at a later time as stated therein. Unless otherwise indicated in the notice, the acceptance of the resignation shall not be required to make it effective. ——
5. In case all Directors or the only Director are (is) prevented from or are (is) incapable of acting as such, the person appointed thereto by the General Meeting will be temporarily charged with the management, who will as soon as possible call a Shareholders' Meeting in order to provide for a definite provision in the management. As long as this has not been done the acts of management by the person appointed shall be limited to those which cannot be postponed. ——
6. The appointment conditions of and the remuneration to be granted to each of the Directors shall be determined by the General Meeting. ——

DUTIES AND OBLIGATIONS OF THE BOARD OF DIRECTORS ——

Article 12 ——

1. The Board of Directors shall be obliged to conduct an administration of the Company's financial position and of everything relating to its activities, in such a manner and to keep the pertaining books, records and other data carriers in such a manner as to make it possible for the Company's rights and obligations to be known at all times. ——
2. Every Director is obliged towards the Company to properly perform his duties within the scope of his position. ——
3. The Board of Directors may determine the duties with which each Director will be charged in particular. The Board of Directors can also limit the competencies of one or more Directors. ——
4. Notwithstanding paragraph 3 of this article, every Director shall be responsible for the general course of affairs and shall as much as possible cooperate in averting the consequences of any damage-causing act, even if the matter does not concern his position. —
5. The liability with respect to the provisions in the foregoing paragraphs of this article is a several liability for all Directors. However, a Director who can prove that, also in view of his position and the period during which he has been in office, any damage-causing act is not imputable to him and that he has not been negligent in taking measures to avert the consequences of said fact, shall not be held liable therefore. ——

6. If, in case of bankruptcy of the Company, an action is initiated by the trustee, then the Director shall not be entitled to invoke acquittance by the Company in whatever form. Nor shall the Director, in that event, be entitled to invoke a set-off against a claim upon the Company.

REPRESENTATION BY THE BOARD OF DIRECTORS

Article 13

1. The Company shall be represented in and out of court by each of the Directors separately, also in the event of a conflict between the interests of the Company and those of one or more Directors, either in a private capacity or qualitate qua. The authority of a Director to represent the Company can be limited by the limitations as referred to in article 12 paragraph 2 of these Articles.
2. Notwithstanding paragraph 1 of this article, the General Meeting shall at all times have the authority to appoint one or more persons as special representative of the Company in the event of a conflict between the interests of the Company and one or more Directors.
3. The Director who knows or ought to understand that in respect of a proposed legal act there is a question of a conflict between the interests of the Company and himself, shall ensure as much as possible that the General Meeting shall be informed hereof in time.
4. Without prejudice to its responsibility the Board of Directors has the authority to appoint attorneys-in-fact, to determine their authorities and the manner in which they are to represent the Company and sign on its behalf.

MEETINGS OF THE BOARD OF DIRECTORS

Article 14

1. Meetings of the Board of Directors may be held within or outside the Netherlands Antilles.
2. Meetings of the Board of Directors may be convened by any of the Directors by means of notice to each Director personally or by e-mail or telefax on two (2) days' notice, which notice shall state the time and place of the meeting.
3. The Board of Directors can also convene by means of a telephone conference or other means of electronic communication through which all Directors may simultaneously communicate.
4. A Director may designate, either by letter or by e-mail or telefax, a proxy who shall act in its name at a meeting of the Board of Directors. Such proxy shall be restricted, however, to the particular meeting and may only name another member of the Board of Directors as representative.
5. A Director may act as proxy for more than one fellow Director at any meeting of the Board of Directors.
6. Any Director may waive, in writing, its right to be convened to a meeting of the Board of Directors by way of a written notice signed by him or by his proxy. Any Director who is present or represented at the meeting shall be deemed to have made a waiver as aforementioned.
7. A majority of the members of the Board of Directors, acting in person or by proxy, shall constitute a quorum for the adoption of resolutions.
8. If not already appointed pursuant to article 11 paragraph 3 of these Articles, the Board of Directors shall elect a chairman from its midst and may, if so desired, elect a secretary who may but need not be a member of the Board of Directors.

9. Resolutions of the Board of Directors shall be adopted by the votes of a majority of the members present or represented by a proxy at a meeting. In the event of a tie vote, the chairman shall have the casting vote.
10. A written resolution, signed by all Directors and taken without a meeting being held, shall have the same effect as a resolution validly adopted at a meeting duly called and held.
11. Minutes shall be kept of all meetings of the Board of Directors which shall be signed by the chairman of the meeting or another person thereto authorized by the Board of Directors.
12. The signed resolutions of the Board of Directors shall be kept for ten (10) years.

SHAREHOLDERS' MEETINGS

Article 15

1. All Shareholders' Meetings shall be held in Curaçao, Netherlands Antilles.
2. Shareholders' Meetings shall be presided over by the chairman who shall be appointed for that purpose at the meeting.
3. Every year an Annual Meeting shall be held.
4. The agenda for the Annual Meeting shall, inter alia, contain the following points for discussion:
   (a) the annual report;
   (b) approval of the Annual Accounts;
   (c) distribution or reserve of the profits, if any, and/or other distributions to the charge of the Equity as appearing from the Annual Accounts;
   (d) release from all liability of the Directors in respect of the acts of the Board of Directors performed in good faith of which acts the Shareholders have been informed and which are thus approved;
   (e) filling of any vacancies;
   (f) appointment of the person referred to in article 11 paragraph 5 of these Articles; and
   (g) any other proposals brought up by the Board of Directors or by the Shareholder(s) representing in the aggregate at least ten percent (10%) of the Nominal Capital and announced with due observance of article 16 paragraph 3 of these Articles.

CONVOCATION OF SHAREHOLDERS' MEETINGS

Article 16

1. Shareholders' Meetings may be convened by any member of the Board of Directors.
2. Each Shareholder entitled to vote at a Shareholders' Meeting may request the Board of Directors to convene a Shareholders' Meeting, provided such Shareholder has - or such Shareholders have - a reasonable interest in doing so. If the Board of Directors should fail to act upon any such request within seven (7) days from the day on which the request shall have reached the Board of Directors, the applicants themselves may proceed to convocation. With a view hereto, the Board of Directors shall allow the applicants to inspect the share register. At the convening of the Shareholders' Meeting by the Shareholders, subjects other than those as initially indicated to the Board of Directors shall not be listed for discussion.
3. The notices convening the Shareholders' Meetings shall state the matters to be dealt with as well as the day, place and hour of the meeting. These notices shall be sent by mail to each Shareholder at least five (5) days prior to the day of the meeting, excluding the days of the convocation and of the meeting, at his address as stated in the share register. In the

event that no address of a Shareholder is known, the invitation shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*. ——

4. The notices convening the Shareholders' Meeting and the documents pertaining thereto shall also be sent to each Director. ——

WAIVER OF FORMALITIES ——

Article 17 ——

As long as the Nominal Capital is represented at a Shareholders' Meeting, valid resolutions can be adopted on all subjects brought up for discussion, even if the formalities prescribed by law or these Articles for the convocation, the contents of the notice and holding of Shareholders' Meetings have not been complied with, provided that such resolutions are adopted unanimously. ——

VOTING RIGHTS, RECORDS ——

Article 18 ——

1. Each Shareholder shall be entitled to attend the Shareholders' Meeting, to address the meeting and to exercise its voting rights, if any. ——
2. One (1) vote may be cast for each Share. ——
3. All resolutions of the General Meeting shall be adopted by absolute majority of votes, except where otherwise provided by these Articles. ——
4. No votes may be cast in a Shareholders' Meeting in respect of Shares belonging to the Company. Voting rights may be exercised on Shares belonging to a legal entity in which the Company, as a result of voting rights, either directly or indirectly has or may exercise control. ——
5. Shareholders may cause themselves to be represented at a Shareholders' Meeting by a proxy authorized in writing. The expression "in writing" shall include any message transmitted by current means of written communication, including by, or as an attachment to, an e-mail message. ——
6. Each Shareholder or its proxy shall sign the attendance list. ——
7. Each Director has an advisory opinion in the Shareholders' Meeting and when adopting resolutions of the General Meeting. ——
8. Minutes shall be kept of the proceedings at all Shareholders' Meetings by a secretary to be designated by the chairman of the meeting. The minutes shall be adopted by the chairman of the meeting and the secretary and shall be signed by them as evidence thereof. ——
9. The chairman of the meeting or the person who has convened the meeting may determine that notarial minutes shall be drawn up of the proceedings of the meeting. The notarial minutes shall be co-signed by the chairman of the meeting. ——
10. The signed minutes shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the minutes. ——

SHAREHOLDERS RESOLUTIONS OUTSIDE A MEETING ——

Article 19 ——

1. Valid resolutions of the General Meeting may also be adopted by casting votes in writing outside a Shareholders' Meeting, provided that all Shareholders entitled to vote have cast a vote and all Shareholders and Directors have received in time a notice of the intention to adopt a resolution without a meeting being held. ——

2. The signed resolution shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the resolution.

FINANCIAL YEAR

Article 20

The financial year of the Company from the first day of April up to and including the thirty-first day of March.

ANNUAL ACCOUNTS

Article 21

1. Every year, within eight (8) months after the close of the Company's financial year, save for an extension of this term with a maximum of six (6) months by the General Meeting on the grounds of special circumstances, the Board of Directors shall draw up the Annual Accounts and the annual report. The Annual Accounts shall be signed by all Directors. If the signature of any one of them should be lacking, the reason thereof shall be stated on these documents.
2. The Annual Accounts shall be drawn up in accordance with standards that are generally applicable and shall provide such insight that a well informed judgment can be formed about the assets of the Company and the profits, as well as, to the extent the nature of Annual Accounts would so allow, the solvency and liquidity of the Company.
3. The Annual Accounts shall be presented to the General Meeting for approval and shall be available for inspection by the Shareholders or their proxies at the Company's office as from the day of the summoning to the Annual Meeting up to the end of such meeting.
4. No Shareholder shall have the right to inspect any account, book, document or record of the Company save as conferred by the laws of the Netherlands Antilles, unless and until an authorization for this shall have been granted by resolution of the Board of Directors or of the General Meeting.

DISTRIBUTIONS

Article 22

1. The profit, which shall be understood to be the net profit shown by the Annual Accounts as approved by the General Meeting, shall be entirely at the disposal of the General Meeting for distribution or reservation. The General Meeting may also resolve as to the paying of any other distributions to the charge of the Equity as appearing from such annual accounts.
2. Dividends shall be paid after approval of the Annual Accounts from which it appears that payment is permissible, provided that the General Meeting has approved such dividends.
3. The Board of Directors may at any time declare one or more interim-dividends as an advance payment of expected dividends.
4. Notwithstanding any of the above, the Company shall not make any distributions if the Equity is less or shall become less than the amount of the Nominal Capital as a result of such distribution.

AMENDMENT OF THE ARTICLES OF THE COMPANY

Article 23

The General Meeting may amend these Articles. The notice convening the Shareholders' Meeting shall set forth the exact wording of the proposed amendment(s) or shall state that a copy of such wording has been deposited at the office of the Company in Curaçao for

inspection by the Shareholders and shall remain available for inspection until the conclusion of said meeting.

DISSOLUTION OF THE COMPANY

Article 24

1. The General Meeting may dissolve the Company.
2. In the event that the Company is dissolved, the Board of Directors shall be charged with the liquidation of the business of the Company, unless the General Meeting appoints another person or entity as liquidator. Following its dissolution, the object of the Company shall be the liquidation of its assets and all such things as may be useful therefore.
3. All written documents originating from the Company shall state the words "in liquidatie" or the translation thereof in any language as coming into consideration for this, written in full and added, at the end, to the name of the Company.
4. Upon liquidation the liquidation balance will be applied in the following order:
   a. payment of the creditors of the Company;
   b. establishment of reserves for anticipated liabilities;
   c. payment of the remaining balance to the Shareholders.
5. During ten (10) years from the end of the liquidation the Company's books and records shall remain in the custody of the liquidator of the Company or the custodian designated thereto by the judge at the liquidator's request."

FINAL PROVISIONS:

a. the first fiscal year shall run from the commencement of the Company up to and including thirty-first day of March two thousand six;
b. in deviation from the aforementioned with regard to the manner of appointment for the first time shall be appointed as Director of the Company:
   Equity Trust (Curaçao) N.V., a limited liability company organized under the laws of the Netherlands Antilles, with statutory seat in Curaçao, Netherlands Antilles and with registered address Penstraat 35, Curaçao, Netherlands Antilles;
c. at incorporation one (1) Share has been subscribed for by the Incorporator;
d. the Incorporator is under an obligation to pay to the Company one United States Dollar (US$ 1.00) and shall also pay all costs in connection with the incorporation of the Company;
e. the Equity of the Company is at least equal to the Nominal Capital of the Company.

The appearer is known to me.

IN WITNESS WHEREOF, this deed was executed at Curaçao, the Netherlands Antilles on the day mentioned in the heading hereof. After the contents of the deed were factually stated to the appearer, the appearer declared to be informed of the contents of the deed and not to desire a complete reading aloud thereof. Thereupon this deed was after abbreviated reading aloud signed by the appearer and by me.

(signed by) M. Bergervoet. Smeets.

ISSUED FOR TRUE COPY

[redacted]

THE UNDERSIGNED:

Myron Ferdinand Hu-A-Ng LL.M., a civil-law notary, residing in Curacao

HEREBY CERTIFIES:

that the attached text contains the presently effective Articles of Association of the private limited liability company:

Digicel (Curacao) Holdings B.V.,

a corporation organized under the laws of Curacao.

Curaçao, May 3, 2017.

mr M.F. Hu-A-Ng NOTARIS te CURAÇAO

ARTICLES OF INCORPORATION

DEFINITIONS

Article 1

In these articles of association the following expressions shall have the following meanings:

a. **"Annual Accounts"**: the Company's annual accounts, consisting of a balance sheet, a profit and loss account and explanatory notes;

b. **"Annual Meeting"**: the Shareholders' Meeting held for, among other things, the purpose of discussing and approving the Annual Accounts;

c. **"Articles"**: these articles of association of the Company, as amended from time to time;

d. **"Board of Directors"**: the Board of Directors of the Company, which shall include the Director, or if there is more than one Director in office, the Directors acting jointly, unless expressly otherwise provided herein;

e. **"Company"**: Digicel (Curaçao) Holdings B.V., a private limited liability company, organized under the laws of the Netherlands Antilles, having its seat at Curaçao, Netherlands Antilles;

f. **"Director"**: any member of the Board of Directors;

g. **"Equity"**: the sum of the following components in the capital of the Company:
   (i) the Nominal Capital;
   (ii) paid-up share premium;
   (iii) retained earnings; and
   (iv) other reserves.

h. **"General Meeting"**: the corporate body formed by the Shareholders;

i. **"Nominal Capital"**: the sum of the nominal value of the issued and outstanding Shares at any time;

j. **"Shareholders"**: holders of title to Shares from time to time for as long as they hold such Shares;

k. **"Shareholders' Meeting"**: a meeting of the Shareholders;

l. **"Shares"**: the shares in the capital of the Company;

NAME AND DOMICILE

Article 2

1. The name of the Company is: **"Digicel (Curaçao) Holdings B.V."**.
2. The Company is established and has its corporate seat in Curaçao, Netherlands Antilles and may have branches and/or branch-offices elsewhere.
3. The Board of Directors shall be empowered with the prior approval from the General Meeting, to transfer in trust all or any part of the assets of the Company without consideration to one or more trustees located in any jurisdiction who shall hold such assets for the benefit of the Company and/or for the benefit of the other persons who have a direct or indirect economic interest in the Company, upon such terms and conditions as the General Meeting shall determine.

4. In accordance with article 304 of Book 2 of the Civil Code of the Netherlands Antilles, the Company may convert itself in an entity under foreign law, provided that the existence of the Company will not end as a result of the conversion according to the law governing such foreign legal entity.

OBJECTS

Article 3

1. The objects of the Company are:
   a. to participate in, to manage and to finance enterprises and companies, and to enter into joint ventures;
   b. to invest its assets in securities, including shares and other certificates of participation and bonds, as well as other claims for interest bearing debts however denominated and in any and all forms;
   c. to acquire and to exploit intellectual and industrial property rights, know-how, copy-rights, trade-marks, to enter into royalty-agreements, to acquire and to grant licenses and sub-licenses and to enter into franchise-contracts;
   d. to render financial and administrative services and to represent and look after the interests of third parties;
   e. to take over liabilities of companies which form together with the company one group of companies or which are related in any way with the company, and to guarantee the obligations and liabilities of such companies and to provide security for the fulfillment of such obligations;
   f. to guarantee or otherwise secure, and to transfer in ownership, to mortgage, to pledge or otherwise to encumber assets as security for the obligations of the Company and for the obligations of third parties;
   g. to be engaged in other activities of financial nature.
2. The Company is entitled to do all that may be useful or necessary for the attainment of its objects or that is connected therewith in the widest sense.

CAPITAL AND SHARES

Article 4

1. The capital of the Company is divided into Shares with a nominal value of one United States Dollar (US$ 1.00) each.
2. At all times one (1) Share shall remain outstanding with a party other than the Company itself.
3. Fractional Shares may be issued.

SHARE ISSUE

Article 5

1. All Shares shall be registered Shares.
2. The Shares to be issued following the incorporation of the Company can only be issued through a written deed of issue between the Company and the relevant prospective Shareholder.
3. When issuing Shares, the Company shall not be entitled to subscribe for Shares.
4. The Shares shall be issued pursuant to a resolution of the General Meeting.
5. The resolution of the General Meeting for the issue of Shares shall stipulate the price and further conditions of issue. In no event shall any Shares be issued at a price lower than the nominal value thereof.

6. A Share shall be issued only if the total price per such Share, as referred to in paragraph 5 of this article, shall have been paid in full. —

7. Payment for a Share must be made in cash, insofar as no other manner of payment has been agreed. —

8. No Shareholder shall have as such Shareholder any preferential or preemptive right to purchase or subscribe for any Shares or any securities convertible into or exchangeable for Shares with the Company. —

SHARE CERTIFICATES —

Article 6 —

1. A share certificate shall be issued only upon the written request to the Company by a Shareholder. Share certificates shall be issued and signed on behalf of the Company by the Board of Directors. —

2. If any Shareholder has proven to the satisfaction of the Board of Directors that any share certificate belonging to him has been mutilated, mislaid or destroyed, then, upon such Shareholder's written request, a duplicate may be issued under such conditions and indemnities as the Board of Directors shall determine. The duplicate share certificate shall note that such share certificate is a duplicate. Any mutilated share certificate must be delivered to the Board before a duplicate share certificate can be issued. —

SHARE REGISTER —

Article 7 —

1. The Board of Directors shall keep a share register recording the names and addresses of all Shareholders and issue of share certificates, as well as the number of their Shares, and for each Share: the amount paid thereon, the voting rights pertaining thereto, any additional payment obligations pertaining thereto, the date of acquisition thereof, the transfer thereof, the date of such transfer and all further information as may be prescribed by article 109 of Book 2 of the Civil Code of the Netherlands Antilles. —

2. Each Shareholder is required to give written notice of its address to the Company. If a Shareholder shall fail to furnish the Company with his address, notices to be delivered to such Shareholders pursuant to the Articles shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*. —

3. The share register shall be kept accurate and up to date. Each transfer, succession under general title, encumbrance and assignment of the rights of a Share shall be entered in the share register and shall be dated and signed by or on behalf of the Board of Directors. —

4. Each shareholder shall at all times be entitled to inspect the share register. —

5. Without prejudice to the foregoing the Company shall not be bound to recognize any right of any person with respect to, or any interest of any person in its Shares other than a person accepted by it, unless the transfer of any such right to such a person has been effected in accordance with article 8 of these Articles. —

TRANSFER AND ENCUMBRANCE OF SHARES —

Article 8 —

1. The transfer of Shares, as well as the creation or transfer of a limited right thereon, shall be effected through a written deed of transfer signed by or on behalf of the Shareholder and the transferee(s) and either (a) by serving that deed of transfer upon the Company or (b) trough the acknowledgement of the transfer by the Company. The acknowledgement shall be in writing on the deed of transfer, signed by a Director or by one or more other persons thereto designated by the Board of Directors, or shall be a written confirmation by the Company

addressed to the transferee(s). In the event a share certificate has been issued for the transferred Share(s), the acknowledgement shall be in writing on the share certificate concerned.

2. It may be stipulated at the creation of a right of usufruct or a right of pledge or in a supplementary deed between the shareholder and the usufructee or the pledgee that the rights attaching to the shares shall belong to the usufructee or the pledgee, whether or not conditionally and whether in whole or in part.

REPURCHASE OF SHARES

Article 9

1. With due observance of article 214 of Book 2 of the Civil Code of the Netherlands Antilles and article 8 paragraph 1 of these Articles, the Company may acquire for its own account for valid consideration fully paid up Shares provided that at all times at least one (1) Share remains issued and outstanding with a party other than the Company itself and provided that the Equity at the time of acquisition at least equals the Nominal Capital and as a result of the acquisition the Equity will not fall below the Nominal Capital. The authority to such acquisition is vested in the General Meeting.
2. The alienation of Shares held by the Company can only be effected following the prior approval from the General Meeting.
3. No voting rights or other Shareholders' rights can be exercised by the Company in respect of Shares held by it. Any such Shares shall not be taken into account when establishing a quorum or a majority within the scope of a resolution of the General Meeting.
4. The Board of Directors may, without instruction or authorization of the General Meeting, decide to cancel Shares held by the Company.

REPAYMENT

Article 10

The Board of Directors may, with the prior approval from the General Meeting, decide, per Share to make in whole or in part repayments thereon, provided that the Equity at the time of the repayment shall be in excess of, or would as result thereof become not less than, the Nominal Capital.

MANAGEMENT

Article 11

1. The management of the Company is commissioned to a Board of Directors, consisting of one or more Directors. Legal entities may also be appointed as Directors.
2. The Directors shall be appointed by the General Meeting and may at any time be suspended or removed from office by the General Meeting. Such suspension shall end in case the Director concerned shall not be dismissed within two (2) months after the day of the suspension, whereupon the Directors concerned shall resume his normal duties.
3. The Board of Directors has the authority to grant personal titles to the Directors, such as chairman, vice-chairman, treasurer and secretary.
4. Any member of the Board of Directors may resign at any time by giving written notice hereof to the chairman of the Board of Directors or, in his absence, to all the members of the Board of Directors then in office. Any such resignation shall take effect as from the date on which the notice is received by the person or persons to whom it is addressed or at a later time as stated therein. Unless otherwise indicated in the notice, the acceptance of the resignation shall not be required to make it effective.

5. In case all Directors or the only Director are (is) prevented from or are (is) incapable of acting as such, the person appointed thereto by the General Meeting will be temporarily charged with the management, who will as soon as possible call a Shareholders' Meeting in order to provide for a definite provision in the management. As long as this has not been done the acts of management by the person appointed shall be limited to those which cannot be postponed. ——

6. The appointment conditions of and the remuneration to be granted to each of the Directors shall be determined by the General Meeting. ——

DUTIES AND OBLIGATIONS OF THE BOARD OF DIRECTORS ——

Article 12 ——

1. The Board of Directors shall be obliged to conduct an administration of the Company's financial position and of everything relating to its activities, in such a manner and to keep the pertaining books, records and other data carriers in such a manner as to make it possible for the Company's rights and obligations to be known at all times. ——
2. Every Director is obliged towards the Company to properly perform his duties within the scope of his position. ——
3. The Board of Directors may determine the duties with which each Director will be charged in particular. The Board of Directors can also limit the competencies of one or more Directors. ——
4. Notwithstanding paragraph 3 of this article, every Director shall be responsible for the general course of affairs and shall as much as possible cooperate in averting the consequences of any damage-causing act, even if the matter does not concern his position. ——
5. The liability with respect to the provisions in the foregoing paragraphs of this article is a several liability for all Directors. However, a Director who can prove that, also in view of his position and the period during which he has been in office, any damage-causing act is not imputable to him and that he has not been negligent in taking measures to avert the consequences of said fact, shall not be held liable therefore. ——
6. If, in case of bankruptcy of the Company, an action is initiated by the trustee, then the Director shall not be entitled to invoke acquittance by the Company in whatever form. Nor shall the Director, in that event, be entitled to invoke a set-off against a claim upon the Company. ——

REPRESENTATION BY THE BOARD OF DIRECTORS ——

Article 13 ——

1. The Company shall be represented in and out of court by each of the Directors separately, also in the event of a conflict between the interests of the Company and those of one or more Directors, either in a private capacity or qualitate qua. The authority of a Director to represent the Company can be limited by the limitations as referred to in article 12 paragraph 2 of these Articles. ——
2. Notwithstanding paragraph 1 of this article, the General Meeting shall at all times have the authority to appoint one or more persons as special representative of the Company in the event of a conflict between the interests of the Company and one or more Directors. ——
3. The Director who knows or ought to understand that in respect of a proposed legal act there is a question of a conflict between the interests of the Company and himself, shall ensure as much as possible that the General Meeting shall be informed hereof in time. ——

4. Without prejudice to its responsibility the Board of Directors has the authority to appoint attorneys-in-fact, to determine their authorities and the manner in which they are to represent the Company and sign on its behalf.

MEETINGS OF THE BOARD OF DIRECTORS

Article 14

1. Meetings of the Board of Directors may be held within or outside the Netherlands Antilles.
2. Meetings of the Board of Directors may be convened by any of the Directors by means of notice to each Director personally or by e-mail or telefax on two (2) days' notice, which notice shall state the time and place of the meeting.
3. The Board of Directors can also convene by means of a telephone conference or other means of electronic communication through which all Directors may simultaneously communicate.
4. A Director may designate, either by letter or by e-mail or telefax, a proxy who shall act in its name at a meeting of the Board of Directors. Such proxy shall be restricted, however, to the particular meeting and may only name another member of the Board of Directors as representative.
5. A Director may act as proxy for more than one fellow Director at any meeting of the Board of Directors.
6. Any Director may waive, in writing, its right to be convened to a meeting of the Board of Directors by way of a written notice signed by him or by his proxy. Any Director who is present or represented at the meeting shall be deemed to have made a waiver as aforementioned.
7. A majority of the members of the Board of Directors, acting in person or by proxy, shall constitute a quorum for the adoption of resolutions.
8. If not already appointed pursuant to article 11 paragraph 3 of these Articles, the Board of Directors shall elect a chairman from its midst and may, if so desired, elect a secretary who may but need not be a member of the Board of Directors.
9. Resolutions of the Board of Directors shall be adopted by the votes of a majority of the members present or represented by a proxy at a meeting. In the event of a tie vote, the chairman shall have the casting vote.
10. A written resolution, signed by all Directors and taken without a meeting being held, shall have the same effect as a resolution validly adopted at a meeting duly called and held.
11. Minutes shall be kept of all meetings of the Board of Directors which shall be signed by the chairman of the meeting or another person thereto authorized by the Board of Directors.
12. The signed resolutions of the Board of Directors shall be kept for ten (10) years.

SHAREHOLDERS' MEETINGS

Article 15

1. All Shareholders' Meetings shall be held in Curaçao, Netherlands Antilles.
2. Shareholders' Meetings shall be presided over by the chairman who shall be appointed for that purpose at the meeting.
3. Every year an Annual Meeting shall be held.
4. The agenda for the Annual Meeting shall, inter alia, contain the following points for discussion:

(a) the annual report;
(b) approval of the Annual Accounts;
(c) distribution or reserve of the profits, if any, and/or other distributions to the charge of the Equity as appearing from the Annual Accounts;
(d) release from all liability of the Directors in respect of the acts of the Board of Directors performed in good faith of which acts the Shareholders have been informed and which are thus approved;
(e) filling of any vacancies;
(f) appointment of the person referred to in article 11 paragraph 5 of these Articles; and
(g) any other proposals brought up by the Board of Directors or by the Shareholder(s) representing in the aggregate at least ten percent (10%) of the Nominal Capital and announced with due observance of article 16 paragraph 3 of these Articles.

CONVOCATION OF SHAREHOLDERS' MEETINGS

Article 16

1. Shareholders' Meetings may be convened by any member of the Board of Directors.
2. Each Shareholder entitled to vote at a Shareholders' Meeting may request the Board of Directors to convene a Shareholders' Meeting, provided such Shareholder has - or such Shareholders have - a reasonable interest in doing so. If the Board of Directors should fail to act upon any such request within seven (7) days from the day on which the request shall have reached the Board of Directors, the applicants themselves may proceed to convocation. With a view hereto, the Board of Directors shall allow the applicants to inspect the share register. At the convening of the Shareholders' Meeting by the Shareholders, subjects other than those as initially indicated to the Board of Directors shall not be listed for discussion.
3. The notices convening the Shareholders' Meetings shall state the matters to be dealt with as well as the day, place and hour of the meeting. These notices shall be sent by mail to each Shareholder at least five (5) days prior to the day of the meeting, excluding the days of the convocation and of the meeting, at his address as stated in the share register. In the event that no address of a Shareholder is known, the invitation shall be published through an advertisement in the Netherlands Antilles Official Gazette *(Curaçaose Courant)*.
4. The notices convening the Shareholders' Meeting and the documents pertaining thereto shall also be sent to each Director.

WAIVER OF FORMALITIES

Article 17

As long as the Nominal Capital is represented at a Shareholders' Meeting, valid resolutions can be adopted on all subjects brought up for discussion, even if the formalities prescribed by law or these Articles for the convocation, the contents of the notice and holding of Shareholders' Meetings have not been complied with, provided that such resolutions are adopted unanimously.

VOTING RIGHTS, RECORDS

Article 18

1. Each Shareholder shall be entitled to attend the Shareholders' Meeting, to address the meeting and to exercise its voting rights, if any.
2. One (1) vote may be cast for each Share.
3. All resolutions of the General Meeting shall be adopted by absolute majority of votes, except where otherwise provided by these Articles.

4. No votes may be cast in a Shareholders' Meeting in respect of Shares belonging to the Company. Voting rights may be exercised on Shares belonging to a legal entity in which the Company, as a result of voting rights, either directly or indirectly has or may exercise control. ——
5. Shareholders may cause themselves to be represented at a Shareholders' Meeting by a proxy authorized in writing. The expression "in writing" shall include any message transmitted by current means of written communication, including by, or as an attachment to, an e-mail message. ——
6. Each Shareholder or its proxy shall sign the attendance list. ——
7. Each Director has an advisory opinion in the Shareholders' Meeting and when adopting resolutions of the General Meeting. ——
8. Minutes shall be kept of the proceedings at all Shareholders' Meetings by a secretary to be designated by the chairman of the meeting. The minutes shall be adopted by the chairman of the meeting and the secretary and shall be signed by them as evidence thereof. ——
9. The chairman of the meeting or the person who has convened the meeting may determine that notarial minutes shall be drawn up of the proceedings of the meeting. The notarial minutes shall be co-signed by the chairman of the meeting. ——
10. The signed minutes shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the minutes. ——

SHAREHOLDERS RESOLUTIONS OUTSIDE A MEETING ——

Article 19 ——

1. Valid resolutions of the General Meeting may also be adopted by casting votes in writing outside a Shareholders' Meeting, provided that all Shareholders entitled to vote have cast a vote and all Shareholders and Directors have received in time a notice of the intention to adopt a resolution without a meeting being held. ——
2. The signed resolution shall be kept by the Board of Directors for ten (10) years. Upon its request, each Shareholder and each Director shall be entitled to receive a copy of the resolution. ——

FINANCIAL YEAR ——

Article 20 ——

The financial year of the Company from the first day of April up to and including the thirty-first day of March. ——

ANNUAL ACCOUNTS ——

Article 21 ——

1. Every year, within eight (8) months after the close of the Company's financial year, save for an extension of this term with a maximum of six (6) months by the General Meeting on the grounds of special circumstances, the Board of Directors shall draw up the Annual Accounts and the annual report. The Annual Accounts shall be signed by all Directors. If the signature of any one of them should be lacking, the reason thereof shall be stated on these documents. ——
2. The Annual Accounts shall be drawn up in accordance with standards that are generally applicable and shall provide such insight that a well informed judgment can be formed about the assets of the Company and the profits, as well as, to the extent the nature of Annual Accounts would so allow, the solvency and liquidity of the Company. ——

3. The Annual Accounts shall be presented to the General Meeting for approval and shall be available for inspection by the Shareholders or their proxies at the Company's office as from the day of the summoning to the Annual Meeting up to the end of such meeting. —
4. No Shareholder shall have the right to inspect any account, book, document or record of the Company save as conferred by the laws of the Netherlands Antilles, unless and until an authorization for this shall have been granted by resolution of the Board of Directors or of the General Meeting. —

DISTRIBUTIONS —

Article 22 —

1. The profit, which shall be understood to be the net profit shown by the Annual Accounts as approved by the General Meeting, shall be entirely at the disposal of the General Meeting for distribution or reservation. The General Meeting may also resolve as to the paying of any other distributions to the charge of the Equity as appearing from such annual accounts. —
2. Dividends shall be paid after approval of the Annual Accounts from which it appears that payment is permissible, provided that the General Meeting has approved such dividends. -
3. The Board of Directors may at any time declare one or more interim-dividends as an advance payment of expected dividends. —
4. Notwithstanding any of the above, the Company shall not make any distributions if the Equity is less or shall become less than the amount of the Nominal Capital as a result of such distribution. —

AMENDMENT OF THE ARTICLES OF THE COMPANY —

Article 23 —

The General Meeting may amend these Articles. The notice convening the Shareholders' Meeting shall set forth the exact wording of the proposed amendment(s) or shall state that a copy of such wording has been deposited at the office of the Company in Curaçao for inspection by the Shareholders and shall remain available for inspection until the conclusion of said meeting. —

DISSOLUTION OF THE COMPANY —

Article 24 —

1. The General Meeting may dissolve the Company. —
2. In the event that the Company is dissolved, the Board of Directors shall be charged with the liquidation of the business of the Company, unless the General Meeting appoints another person or entity as liquidator. Following its dissolution, the object of the Company shall be the liquidation of its assets and all such things as may be useful therefore. —
3. All written documents originating from the Company shall state the words "in liquidatie" or the translation thereof in any language as coming into consideration for this, written in full and added, at the end, to the name of the Company. —
4. Upon liquidation the liquidation balance will be applied in the following order: —
   a. payment of the creditors of the Company; —
   b. establishment of reserves for anticipated liabilities; —
   c. payment of the remaining balance to the Shareholders. —
5. During ten (10) years from the end of the liquidation the Company's books and records shall remain in the custody of the liquidator of the Company or the custodian designated thereto by the judge at the liquidator's request. —